UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 30, 2005

                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


     DELAWARE                       33-60032               62-1518973
  (State or other                  (Commission            (IRS Employer
  jurisdiction of incorporation)   File Number)         Identification Number)


       1001 Tillman Street, Memphis, Tennessee                         38112
       (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (901) 320-8100

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 30, 2005, Buckeye Technologies Inc. issued a press release announcing management changes. A copy of the press release is attached as exhibit 99.1.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit
Number                                                  Description
---------   -----------------------------------------------------------------

 99.1       Press Release of Buckeye Technologies Inc. dated November 30, 2005.

                                                              Exhibit 99.1
News from
[OBJECT OMITTED]
FOR IMMEDIATE RELEASE
                               Contacts: Kris Matula, Executive Vice President
                                         and Chief Financial Officer
                                         901-320-8588
                                         Chad Foreman
                                         Investor Relations Manager
                                         901-320-8828
                                         Website:  www.bkitech.com
BUCKEYE ANNOUNCES MANAGEMENT CHANGES

MEMPHIS, TN November 30, 2005 - Buckeye Technologies Inc. (NYSE:BKI) today announced the following management changes:

Mr. F. Gray Carter will become Vice President, Purchasing and Logistics. Mr. Carter, who previously served as the Company's Vice President, Commercial Development-Cotton, will lead the Company's Purchasing and Logistics organization. Mr. Carter graduated from North Carolina State University with degrees in Chemical Engineering and Pulp & Paper Science & Technology. He joined Procter & Gamble, Buckeye's predecessor company, in 1984 and has held positions of increasing responsibility in both manufacturing and commercial operations.

Ms. Elizabeth J. Welter will become Vice President and Chief Accounting Officer. Ms. Welter, who previously served as the Company's Vice President, Corporate Accounting and Treasurer, will provide overall leadership for the Finance and Accounting organization. Ms. Welter graduated from Ohio Northern University, obtained an MBA from the University of Toledo and is a Certified Management Accountant. After holding various financial positions in the elevator industry, she joined Buckeye in 1993 and was elected Vice President, Corporate Accounting in 1997.

Mr. Chad P. Foreman was elected Treasurer and Investor Relations Manager. Mr. Foreman, who previously served as Corporate Controller and Investor Relations Manager, will lead the Company's treasury activities, serve as the primary interface with the external financial community and support business development efforts. Mr. Foreman graduated from the University of Central Florida, obtained an MBA from the University of Georgia and is a Certified Public Accountant. Prior to joining Buckeye in 2000, he was a financial analyst at Federal Express and has experience in public accounting.

Mr. Steven G. Dean will become Controller for the Company. Mr. Dean, who previously served as Specialty Fibers Division Controller, will provide overall financial leadership for business operations. Mr. Dean graduated from Millsaps College and obtained an MBA from Northwestern University. Prior to joining Buckeye in 1999, he held various financial positions at Thomas & Betts and Hewlett-Packard.

Buckeye, a leading manufacturer and marketer of specialty fibers and nonwoven materials, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.



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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                          BUCKEYE TECHNOLOGIES INC.


                          /S/ KRISTOPHER J. MATULA
                          --------------------------------------
                          Kristopher J. Matula
                          Executive Vice President and Chief Financial Officer November 30, 2005